UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 1, 2008
Date of Report
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-8514	95-3822631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
16740 East Hardy Road, Houston, Texas
(Address of principal executive offices)
77032
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 1, 2008, the Compensation and Benefits Committee of the Company’s Board of Directors approved increases to the base salaries of certain Named Executive Officers, effective January 1, 2008, in the following amounts: Margaret Dorman, Executive Vice President and Chief Financial Officer, $39,000; and Bryan Dudman, Executive Vice President and President Smith Drilling and Evaluation, $26,000. In addition, the Compensation and Benefits Committee approved an annual base salary for John Yearwood, President, Chief Executive Officer and Chief Operating Officer, effective January 1, 2009, of $1,000,000.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.

Date: December 5, 2008	/s/ RICHARD E. CHANDLER, JR.
By: Richard E. Chandler, Jr.
Senior Vice President, General Counsel and Secretary